Fees Summary	Sep. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,825,754.56
Previously Paid Amount	0.00
Total Fee Amount	2,422.92
Total Offset Amount	0.00
Net Fee	$ 2,422.92